NYSE:SRC Investor Presentation SEPTEMBER 2015

NYSE:SRC FORWARD-LOOKING STATEMENTS 2 Statements contained in these slides and any accompanying oral presentation by Spirit Realty Capital, Inc. (“Spirit” or the “Company”) that are not strictly historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expects,” “plans,” “estimates,” “projects,” “intends,” “believes,” “guidance,” and similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated, due to a number of factors which include, but are not limited to, Spirit’s continued ability to source new investments, risks associated with using debt to fund Spirit’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads and changes in the real estate markets), unknown liabilities acquired in connection with acquired properties, portfolios of properties, or interests in real-estate related entities, general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and additional risks discussed in Spirit’s most recent filings with the Securities and Exchange Commission from time to time, including Spirit’s Annual Report on Form 10-K. Spirit expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015

NYSE:SRC EXECUTIVE SUMMARY 3 Market Leader in the Net Lease Space Proven Management Team Granular and Disciplined Investment Strategy Proactive and Opportunistic Portfolio Management Financial Focus Supports Prudent Growth Key Take-Aways www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015

NYSE:SRC PREMIER NET LEASE REIT 4 $8.2 Billion in Real Estate Investments Solely Focused on U.S. Markets (1) 2,600 Properties Across 49 States, Leased to 455 Tenants Across 27 Industries (1) Proven Investment Strategy Focused on Single-Tenant Net Lease Retail Properties Disciplined Underwriting and Asset Management Key Executives Have Decades of Real Estate Experience www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 (1) Includes $109.4 million of commercial loan receivables secured by 145 properties or other related assets. All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures.

SPIRIT OVERVIEW NYSE:SRC

NYSE:SRC WELL-DIVERSIFIED PORTFOLIO 6 All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures. Retail 86% Industrial 8% Office 6% Asset Diversification State % of Normalized Rental Revenues Alabama 2.5 Alaska -- Arizona 2.3 Arkansas 0.8 California 5.7 Colorado 1.6 Connecticut 0.4 Delaware 0.1 Florida 4.6 Georgia 5.8 Hawaii -- Idaho 1.0 Illinois 6.3 Indiana 2.7 Iowa 1.2 Kansas 2.0 Kentucky 1.1 Louisiana 0.8 Maine 0.4 Maryland 0.8 Massachusetts 1.2 Michigan 2.6 Minnesota 2.8 Mississippi 0.9 Missouri 3.0 State % of Normalized Rental Revenues Montana 0.8 Nebraska 1.5 Nevada 1.5 New Hampshire 0.8 New Jersey 0.7 New Mexico 1.7 New York 1.5 North Carolina 2.7 North Dakota 0.4 Ohio 4.2 Oklahoma 1.4 Oregon 1.5 Pennsylvania 2.0 Rhode Island 0.2 South Carolina 2.6 South Dakota 0.7 Tennessee 3.1 Texas 11.6 Utah 0.9 Vermont 0.1 Virginia 2.1 Washington 1.7 West Virginia 0.7 Wisconsin 4.7 Wyoming 0.3 % of Normalized Rental Revenues 0%–1% 1%–2% 2%–3% 3%–4% 4%–5% > 5% www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 Over $8.2 billion in real estate investments solely focused on U.S. Markets

NYSE:SRC Top 10 Tenants (1) Properties Normalized Revenues 159 10.4% 66 3.5% 109 2.9% 20 2.7% 200 2.2% Top 5 Total 554 21.7% 8 1.9% 83 1.9% 37 1.5% 13 1.3% 8 1.3% Top 10 Total 703 29.6% HIGH-QUALITY AND DIVERSE PORTFOLIO WWW.SPIRITREALTY.COM INVESTOR PRESENTATION | SEPTEMBER 2015 7 (1)Tenant concentrations are measured by the legal entities ultimately responsible for obligations under lease agreements. Other tenants may operate the same or similar business concepts or brands set forth above. (2) Unit Level Rent Coverage is derived from most recent data of tenants who provide unit level financial reporting representing approximately 54% of our rental revenues as of 6/30/15. Spirit does not independently verify financial information provided by its tenants. (3) Includes 145 properties secured by 109.4 million of commercial loan receivables. 2.6x 2.7x 2.7x 2.8x 2.9x 2.8x 2.8x 2.8x 2.8x 2.8x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 1Q-13 2Q-13 3Q-13 4Q-13 1Q-14 2Q-14 3Q-14 4Q-14 1Q-15 2Q-15 All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures. Weighted Average Remaining Lease Term Weighted Average Unit Level Rent Coverage (2) Median Unit Level Rent Coverage 10.8 years 2.8x 2.4x Unit Level Rent Coverage (2) Spirit Portfolio Properties (3) Occupancy States Tenants Industries 2,600 99% 49 455 27 Spirit’s Top 10 Weighted Average Remaining Lease Term Weighted Average Unit Level Rent Coverage Median Unit Level Rent Coverage 12.6 years 2.5x 2.4x

NYSE:SRC PROVEN MANAGEMENT TEAM 8 www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 Thomas H. Nolan, Jr. Chairman & CEO Phillip D. Joseph, Jr. Chief Financial Officer Gregg A. Seibert Chief Investment Officer Mark L. Manheimer EVP Asset Mgmt.  23+ years Real Estate Experience  Over $35 Billion of Public and Private Capital Raised in Global Markets  Capital Markets, FP&A and Stakeholder Engagement Expertise  Finance and Banking Background  Previously Global Treasurer of Prologis  27+ years Real Estate and Net Lease Experience  Executive at FFCA for 7 years prior to sale to GE Capital  Joined Spirit at Inception in 2003  Invested more than $5 billion since 2003 (excludes Cole II)  Vast Net Lease Network  15+ years Banking and Net Lease Experience  Joined Spirit in 2012  Investment Management and Capital Recycling Expertise  Previously with Cole Real Estate Investments and Realty Income All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures.  30+ years Real Estate Investment and Portfolio Management Experience  Actively Managed over $75 Billion of Real Estate Transactions  Recognized Industry Leader in Portfolio and Risk Management  Previously Led Successful Restructuring of General Growth Properties and Prior President of AEW Partners Private Real Estate Equity Funds

INVESTMENT STRATEGY NYSE:SRC

NYSE:SRC 10 www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures. FRANCHISE VALUE REAL ESTATE EXPERTISE - Seasoned Acquisitions Team - Vast Deal Network - Salaried – No Commissions - Decades of Real Estate Experience DISCIPLINED UNDERWRITING - Target Non-Cyclical Industries - Target Unit Level Rent Coverage ≥ 2.0x - Target Investments within 10% of Market Rents TENANT FOCUS - Middle-Market Unrated Tenants - Operationally Essential Activities - Primarily Retail SUPERIOR RISK ADJUSTED RETURNS - Sale-Leaseback Transactions - Master Leases - Contractual Rent Escalations - Unit Level Reporting - Portfolio Risk Monitoring $2 Trillion Market Real Estate Underwriting/ Unit Performance Lease Credit Enhancement $2 Trillion Market * *Source: Estimates of the amount of U.S. real estate owned by corporate owner-occupiers, and therefore real estate potentially available for sale-leaseback transactions, range from $1.5 trillion to more than $2.0 trillion of the estimated $5.2 trillion of U.S. commercial real estate assets (by the U.S. Bureau of Economic Analysis).

NYSE:SRC DISCIPLINED UNDERWRITING 11 www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 Speculative Equivalent Non- Investment Grade Investment Grade Small Companies   Regional Companies <50 locations $10M - $100M in Annual Sales Middle Market Companies   Regional & National Companies 50 – 500 locations $100M - $2B in Annual Sales Large Companies National Companies >500 Locations $2B+ Annual Sales ≤ CC+ B- to BB+ ≥ BBB- Key Investment Criteria Range Average (since 2011)  Unit Level Coverage ≥2.50x 2.73x  Lease Structure Master Lease or Spirit Form Lease 67% Master Leases  Rent Escalations 1.25% to 2.00% Annually 1.50% Annually  Investment Size $5 to $30 million $12 million  Investment Structure Sale-Leaseback Transactions 69% All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures.

NYSE:SRC 8.77% 8.59% 8.12% 8.33% 8.14% 7.82% 7.85% 7.82% 7.72% 7.48% 7.40% 7.69% 7.58%7.60% 7.46% 7.31% 7.29% 7.05% 7.24% 7.07% 6.82% 6.94% 6.81% 6.83% 6.75% 6.75% 6.00% 6.50% 7.00% 7.50% 8.00% 8.50% 9.00% $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 Total 2011 2012 Pre IPO (Before 9/2012) 2012 Post IPO (After 9/2012) 1Q2013 2Q2013 3Q2013 4Q2013 1Q2014 2Q2014 3Q2014 4Q2014 1Q2015 2Q2015 Aq uis itio ns Vo lume ($ '00 0s) Wt g A ver age Ca p R ate ACCRETIVE ACQUISITIONS 12 www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures. Spirit's Average Cap Rates Industry's Average Cap Rates  Since 2011: — Acquired Over $2 Billion (excludes 816 properties acquired in Cole II merger) — Executed 180 Transactions with 163 Tenants — Portfolio has grown to 2,600 properties from 1,190 properties (includes 816 properties acquired in Cole II merger) Source: Calkain Net Lease Reports for Industry’s Average Cap Rates 8.77% 8.59% 8.12% 8.33% 8.14% 7.82% 7.85% 7.82% 7.72% 7.48% 7.40% 7.69% 7.58%7.60% 7.46% 7.31% 7.29% 7.05% 7.24% 7.07% 6.82% 6.94% 6.81% 6.83% 6.75% 6.75% 6.00% 6.50% 7.00% 7.50% 8.00% 8.50% 9.00% $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 Total 2011 2012 Pre IPO (Before 9/2012) 2012 Post IPO (After 9/2012) 1Q2013 2Q2013 3Q2013 4Q2013 1Q2014 2Q2014 3Q2014 4Q2014 1Q2015 2Q2015 Aq u i s i t i o n s V o l u me ( $ ' 0 0 0 s ) W t g A v e r a g e C a p R a t e

PORTFOLIO MANAGEMENT NYSE:SRC

NYSE:SRC PORTFOLIO MANAGEMENT 14 www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 Probability of Default/Lease Expiration Corporate Performance Corporate EDF (1) (Expected Default Frequency) Probability of Termination Given Default/Expiration Unit Performance Unit Level Rent (2) Coverage Expected Loss on Re-let /Sale Expected Loss Comp Sales/Leases Results = High Occupancy = High Renewal Rate = Infrequent Defaults = Predictable Cash Flows MEASURE PERFORMANCE (1) EDF is calculated through use of Moody’s software based on the tenant’s corporate financials and estimates the probability of default/unrecovered lease expiration. (2) Derived from tenants who provide unit level financial reporting, which represents approximately 54% of our rental revenues as of 6/30/15.  Spirit’s Weighted Average Portfolio EDF equates to BB+ (1)  Spirit’s Weighted Average Unit Level Rent Coverage is 2.8x (2)  Spirit Targets Investments Within 10% of Market Rent  Asset Management Conducts Site Inspections Prior To and Periodically After Acquisition All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures.

NYSE:SRC CORPORATE PERFORMANCE 15 www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 (1) Source: 2014 Annual Global Corporate Default Study and Rating Transitions.  First Source of Repayment is Corporate Credit  Main Driver of Cap Rate and Lease Strength is Credit Rating All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures.  Corporate Credit is the Most Transient Source of a Lease Payment — Over 10% of BBB Rated Companies are Downgraded to Sub-Investment Grade Within 3 Years (1) Source: Calkain Research

NYSE:SRC UNIT PERFORMANCE SINCE INCEPTION 16 www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015  Second Source of Repayment is Property Level Cash Flow  Rent Coverage is #1 Indicator of Lease Performance, Lease Acceptance in Restructuring and Lease Renewal Upon Expiration All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures.  Monitored Through Hold Period with Unit Level Reporting Requirement  Enhanced with Master Lease Structure

NYSE:SRC MASTER LEASE ATTRIBUTES 17 Multiple Properties – One Lease Payment Greater Protection in Bankruptcy Tenant Must Assume Or Reject Entire Lease Prohibits Tenant From Rejecting Underperforming Properties www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures.

NYSE:SRC CAPITAL RECYCLING 18 www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015  Portfolio Built Through Three Different Investment Philosophies  Recycled Assets That Did Not Fit Spirit Realty Capital’s Investment Criteria  Dispositions Required Since IPO to Build a More Diverse, Quality Real Estate Portfolio: All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures. Entity Recycled Asset Type Lease Strength Industry Diversification Unit Performance Spirit Finance $466.3 Million    Cole Credit Property Trust $426.8 Million    Spirit Realty Capital $ 16.1 Million (all assets sold identified upon portfolio acquisitions)

NYSE:SRC SUSTAINABLE LEASE PROFILE 19 www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures. 98.9% 98.4% 99.1% 99.0% 98.9% 98.7% 98.2% 98.4% 98.3% 98.7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Historical Occupancy Rates 1.2% 3.5% 3.1% 3.8% 3.6% 4.5% 6.7% 4.0% 5.5% 3.7% 60.4% 2015 Remainder 2016 2017 2018 2019 2020 2021 2022 2023 2024 Thereafter Lease Expirations as a Percent of Normalized Rental Revenues CPI-Related 37% Contractual Fixed Increases 52% Flat 11% Lease Escalations as a Percent of Normalized Rental Revenues (Excludes Multi-Tenant Properties) Based on Normalized Rental Revenues, 89% of our leases provide for periodic escalations; and 46% of our leases are under Master Lease structures.

FINANCIAL FOCUS NYSE:SRC

NYSE:SRC KEY FOCUS AREAS 21 www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 LONG-TERM TARGET IPO (09/30/2012) Second Qtr. (06/30/15) Progress Portfolio Quality and Diversification Top 10 Tenancy < 30% 51.7% 29.6% Unit Level Rent Coverage (1) > 2.5X 2.7x 2.8x Tenant Retention ≥ 75% 77% 74% Occupancy ≥ 98% 98% 99% Leverage and Capital Structure Unencumbered Assets as a % of Gross Assets > 40% 3% 35% Adjusted Debt / Annualized Adjusted EBITDA < 7.0x 7.3x 6.7x Adjusted Debt / Enterprise Value < 45% 60% 48% Fixed Charge Coverage Ratio > 2.5x 1.8x 2.8x Diversified Access To Capital Unsecured Debt (2) > 50% <1% 29% All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures. (1) Derived from tenants who provide unit level financial reporting, which represents approximately 54% of our rental revenues as of 6/30/15. (2) Total committed and funded unsecured debt as a percent of total committed and funded debt.

NYSE:SRC FINANCIAL STRENGTH 22 www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 (1) Includes $109.4 million of commercial loan receivables secured by 145 properties or other related assets.  $600 million corporate credit facility undrawn as of 9/11/2015  Targeting annual debt maturities < 15% of total debt  $2.8 billion of unencumbered assets  Adjusted Debt /Annualized Adjusted EBITDA of 6.7x  Strong access to private and public capital markets ̶ $6.5 billion of capital markets transactions since IPO  Fixed Charge Coverage of 2.8x  2,600 total properties with gross investments of $8.2 billion (1) Focus Mitigants Financial Strength Supported by:  Market leading, geographically diverse net lease real estate platform  High quality, middle market tenants with lease credit enhancements  Seasoned investment and asset management disciplines support revenue stability All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures. Liquidity and Funding Leverage & Capital Structure Cash Flow

NYSE:SRC SUPERIOR AFFO PER SHARE GROWTH SINCE COLE II MERGER 23 www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures. 90 100 110 120 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 NNN O SRC Triple Net AFFO Per Share Growth Indexed to 100 Spirit Realty Capital 13.6% Realty Income 9.7% Triple Net 10.2% National Retail Properties 7.7% (1) Triple Net sector companies include ADC, EPR, LXP, NNN, O, SIR, STAG, STOR, WPC (1)

NYSE:SRC PEER COMPARISON: AFFO MULTIPLE & GROWTH Since Cole II Merger; As of August 31, 2015 24 www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures. Source: SNL Financial 2 0 1 5 E A F F O M u lt ipl e Lower AFFO Growth Higher AFFO Multiple Higher AFFO Growth Higher AFFO Multiple Lower AFFO Growth Lower AFFO Multiple Higher AFFO Growth Lower AFFO Multiple AFFO Growth Since Cole Merger VER [(18.5%), 9.8x] LXP [0.0%, 10.5x] 18.0x 8.0x 20% 0% STAG [2.9%, 11.7x] ADC [8.8%, 12.1x] NNN [7.7%, 15.5x] STOR [9.1%, 14.4x] O [9.7%, 16.4x] EPR [10.8%, 12.5x] WPC [17.0%, 11.7x] SRC [13.6%, 11.2x] GPT [100.0%, 12.7x]

NYSE:SRC AFFO GROWTH BUILDING BLOCKS $ in thousands, except per share amounts 25 www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures. Organic and External Growth Drivers Offer Opportunity For Sustained Growth 110,000$ 105,000$ 0.24$ 100,000$ 0.23$ ▫ □ 90,000$ 0.21$ 85,000$ 0.20$ Reported Notional 2Q 2015 Acquisitions Dispositions Interest 2Q 2015 0.22$ AFF O AFF O p er S har e $0.217 □ $0.227 Notional AFFO Adjustments (1) 95,000$ Rent Escalations (2) Debt Refinancing (3) $0.219 $94,980 $2,938 ($2,605) $1,423 $96,736 $2,053 Embedded AFFO growth in the portfolio is ~5% Organic Growth Drivers • Contractual rent escalations • Refinance high coupon debt • Lower cost of capital External Growth Drivers • Acquisitions • Accretive capital recycling $694 (1) Notional AFFO Adjustments assume real estate investments, asset dispositions, and debt extinguished during 2Q 2015 occurred on April 1, 2015. (2) Quarterly contribution of the expected annual contractual cash rent escalations on leases active at June 30, 2015 that are not scheduled to mature on or before June 30, 2016. (3) Represents full quarter interest savings if debt scheduled to mature between July 1, 2015 and June 30, 2016 is refinanced with 4.5% coupon debt.

NYSE:SRC 26 DEBT MATURITY PROFILE $ in millions www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures. $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 Rem. 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Thereafter Line of Credit CMBS Debt Master Trust Convertible Notes 5.47% 6.04% 5.82% 4.29% 2.96% 4.73% 4.56% 5.61% 5.37% NA 4.66% Target smoothing of debt maturities Represents outstanding principal balance of debt by year of maturity. 2015 excludes $79M principal balance outstanding (including $5.7M of capitalized interest) on four CMBS loans in default. Weighted average interest rates reflect the current hedged fixed rate on the variable rate loans, and excludes the default interest rates for the four CMBS loans in default.

NYSE:SRC KEY TAKE-AWAYS 27 Premier & Nationally Diverse Net Lease Platform Proven Management Team with Significant Net Lease and Real Estate Expertise Disciplined and Proven Investment and Portfolio Management Disciplines Notably Improved Financial Standing and Well Positioned for Prudent Growth www.spiritrealty.com INVESTOR PRESENTATION | SEPTEMBER 2015 All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures.

APPENDIX

NYSE:SRC About Spirit Spirit Realty Capital, Inc. (NYSE:SRC) is a premier net lease real estate investment trust (REIT) that invests in and manages a portfolio primarily of single-tenant, operationally essential real estate assets throughout the United States. Single-tenant, operationally essential real estate generally refers to free-standing, commercial real estate facilities where our tenants conduct business activities that are essential to the generation of their sales and profits. Our properties are frequently acquired through strategic sale- leaseback transactions and predominantly leased on a long-term, triple-net basis to high-quality tenants. Founded in 2003, we are an established net-lease REIT with a proven growth strategy and a seasoned management team focused on producing superior risk adjusted returns. As of June 30, 2015, our undepreciated gross real estate investment portfolio was approximately $8.2 billion, representing investments in 2,600 properties, including properties securing mortgage loans made by the Company. Our properties are leased to over 450 tenants who represent 27 diverse industries across 49 states. At June 30, 2015, Spirit’s leases had a weighted average remaining term of 10.8 years. In addition, approximately 46% of Spirit’s annual rental revenues were derived from master leases and approximately 89% of Spirit’s single tenant leases provided for periodic rent increases. www.spiritrealty.com 29 APPENDIX – CORPORATE OVERVIEW APPENDIX TO INVESTOR PRESENTATION | SEPTEMBER 2015 INVESTOR RELATIONS CONTACT Mary Jensen – Vice President Investor Relations (480) 315-6604 mjensen@spiritrealty.com All data as of 6/30/2015 unless otherwise stated. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Reconciliations of non-GAAP financial measures.

NYSE:SRC INVESTMENT CASE STUDIES 30 www.spiritrealty.com APPENDIX TO INVESTOR PRESENTATION | SEPTEMBER 2015 Grocery Store Tenant Haggen Holdings, LLC Industry Grocery Store Investment 20 assets for $224.4 million Lease Structure 20-year Master Lease; 2% annual escalations Concept Haggen Initial Strategy:  At the time of the acquisition, Spirit entered into a sale‐lease back transaction to purchase 20 grocery store units for $224.4 million.  The acquisition was a result of the $9.2 billion merger between Albertsons and Safeway. For the merger to commence, the FTC mandated that Albertsons and Safeway divest approximately 160 stores in order to increase local competition in the space.  Founded in 1933, Haggen is a regional player in the Pacific Northwest with 18 single stores. Due to the immediacy of the close, this was an ideal moment for Haggen to expand its regional presence.  Spirit saw the transaction as an opportunity to purchase high quality real estate along the West Coast at an attractive price point with a solid master lease structure. Current Situation/Strategy:  Recently, Haggen filed for Chapter 11 bankruptcy protection, which will allow the grocer to realign its business while continuing its operations.  During the final stages of the transaction, legal disputes arose between Haggen and Albertsons, which were unanticipated.  Spirit expects the single 20‐year master lease to be treated as a single contract and provide Spirit with adequate protection during the proceeding. Haggen would have to accept or reject all of the properties under the master lease and pay rent in the interim period.  The properties are attractive, high‐quality real estate assets, located in densely populated, desirable locations spanning from Southern California up to Washington.  The quality of the underlying real estate provides us with a unique opportunity to possibly enhance the tenant credit quality and diversity.

NYSE:SRC INVESTMENT CASE STUDIES 31 www.spiritrealty.com APPENDIX TO INVESTOR PRESENTATION | SEPTEMBER 2015 YUM! Franchisee Tenant FQSR, LLC dba KBP Foods Industry Quick Service Restaurants Investment $45 million to acquire 46 KFC / Taco Bell locations in 2 transactions Lease Structure 32 assets with 20-Year Individual NNN Leases 10% escalations every 5 years Concept Taco Bell / KFC  Since the time of the original acquisition, FQSR has grown from 69 stores to 278 stores, as of April 2015.  Currently, FQSR has 54 new locations in its pipeline.  FQSR recently led a buyout of its private equity owners, Boyne Capital, in April 2015. FQSR, LLC dba KBP Foods Revenue Units Time of Acquisition $73.9 M 69 Today $246.5 M 278

NYSE:SRC INVESTMENT CASE STUDIES 32 www.spiritrealty.com APPENDIX TO INVESTOR PRESENTATION | SEPTEMBER 2015 Private to Public  Sportsman’s Warehouse was founded in 1986 as single retail store in Utah and has grown to 57 stores across 18 states.  Since the time of the acquisition, Sportsman’s Warehouse increased store count to 57 stores and in April 2014 made its public debut on the NASDAQ Exchange under ticker symbol (SPWH). Sportsman’s Warehouse Revenue Locations Ownership Time of Acquisition $411.1 M 33 Private Today $872.1 M 57 Public Tenant Sportsman’s Warehouse, Inc. Industry Sporting Goods Investment $62.5 million to acquire 9 Sportsman’s locations Lease Structure 7 assets under a 15-Year NNN Master Lease with 1.50% annual escalations; 2 assets under separate leases Stock SPWH (NASDAQ) with $557 million in Market Cap

NYSE:SRC INVESTMENT CASE STUDIES 33 www.spiritrealty.com APPENDIX TO INVESTOR PRESENTATION | SEPTEMBER 2015 Medical Facility  At the time of Spirit’s acquisition, the tenant on the master lease was a Specialist in Urology, a privately held company with 8 locations.  In 2013, 21st Century Oncology Holdings, Inc. purchased Specialist in Urology and assumed Spirit’s master lease.  21st Century Oncology is headquartered in Fort Meyers, Florida and operates 183 treatment centers – 148 centers in 15 U.S. states and 33 centers in 6 countries in Latin America. They are the leading provider of advanced radiation therapy and other Integrated Cancer Care services to cancer patients in the United States and Latin America.  21st Century Oncology holds market-leading positions in most of its domestic local markets and abroad. 21st Oncology Revenue Locations Ownership Time of Acquisition $455.8 M 8 Specialist in Urology (Lead Doctor) Today $1.1 B 183 21st Century Oncology (Nat’l Market Leader) Tenant 21st Century Oncology Holdings, Inc. Industry Medical Office and Specialty Medical Facilities Investment $32 million to acquire 8 medical facilities Lease Structure 18 assets under a 5-Year NNN Master Lease with 1.75% annual escalations Concept Specialists in Urology/ Premiere Oncology

NYSE:SRC INVESTMENT CASE STUDIES 34 www.spiritrealty.com APPENDIX TO INVESTOR PRESENTATION | SEPTEMBER 2015 Car Wash  At the time of the acquisition, Mister Car Wash operated 105 car washes and 32 lube centers in nine states; today they operate 157 car washes and 32 lube centers in 18 states.  In August 2014, ONCAP sold Mister Car Wash to Leonard Green & Partners, L.P.  Car Wash Partners, Inc. is the largest car wash provider in the United States. Car Wash Partners Revenue Locations Ownership Time of Acquisition $162.3 M 137 ONCAP Today $236.7 M 189 Leonard Green & Partners Tenant Car Wash Partners, Inc. or affiliates Industry Car Wash Investment $71.4 million to acquire 17 car wash locations Lease Structure 14 properties 20-year NNN Master Leases with annual escalations of 1.5x CPI capped at 2.0% Concept Mister Car Wash

NYSE:SRC INVESTMENT CASE STUDIES 35 www.spiritrealty.com APPENDIX TO INVESTOR PRESENTATION | SEPTEMBER 2015 Automotive  Spirit invested $12 million on a sale-leaseback transaction of 6 service stations with SRSANDCO, LLC, a 10-unit operator based in Atlanta.  In June 2014, SRSANDCO sold 4 of its 6 units to Meineke Car Care Centers, LLC, an operator collecting franchise fees from over 904 Meineke locations across the U.S. and Canada.  Meineke Car Care Centers is part of Driven Brands, Inc., the most diversified automotive franchise company in the world with 7 brands: Maaco, Meineke, Merlin, Drive N Style, Econo Lube, Pro Oil Change and America’s Service Station. Meineke Car Care Centers Revenue Locations Ownership Time of Acquisition $24.5 M 10 SRSANDCO, LLC Today $31.7 M 940 Meineke Car Care Tenant Meineke Car Care Centers, LLC & SRSANDCO, LLC Industry Automotive Repair Investment $12 million to purchase 6 America’s Service Station units Lease Structure 6 properties under two 20-Year NNN Master Leases with 1.50% annual escalations Concept American Service Stations

NYSE:SRC APPENDIX – REPORTING DEFINITIONS AND EXPLANATIONS 36 Adjusted Funds from Operations (AFFO) and Funds from Operation (FFO) We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) attributable to common stockholders (computed in accordance with GAAP), excluding real estate-related depreciation and amortization, impairment charges and net losses (gains) from property dispositions. FFO is a presentational non-GAAP financial measure. We use FFO as a presentational performance measure because we believe that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate-related depreciation and amortization, gains and losses from property dispositions and impairment charges, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of equity REITs, FFO will be used by investors as a basis to compare our operating performance with that of other equity REITs. However, because FFO excludes depreciation and amortization and does not capture the changes in the value of our properties that result from use or market conditions, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. In addition, other equity REITs may not calculate FFO as we do, and, accordingly, our FFO may not be comparable to such other equity REITs’ FFO. Accordingly, FFO should be considered only as a presentation to net income (loss) attributable to common stockholders as a measure of our performance. AFFO is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. We adjust FFO to eliminate the impact of certain items that we believe are not indicative of our core operating performance, including merger and finance restructuring costs, default interest on non- recourse mortgage indebtedness, debt extinguishment gains (losses), transaction costs incurred in connection with the acquisition of real estate investments subject to existing leases and certain non-cash items. These certain non-cash items include non-cash revenues (comprised of straight-line rents, amortization of above and below market rent on our leases, amortization of lease incentives, amortization of net premium (discount) on loans receivable and amortization of capitalized lease transaction costs), non-cash interest expense (comprised of amortization of deferred financing costs and amortization of net debt discount/premium) and non-cash compensation expense (stock-based compensation expense). In addition, other equity REITs may not calculate AFFO as we do, and, accordingly, our AFFO may not be comparable to such other equity REITs’ AFFO. AFFO does not represent cash generated from operating activities determined in accordance with GAAP, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income (determined in accordance with GAAP) as a performance measure. www.spiritrealty.com APPENDIX TO INVESTOR PRESENTATION | SEPTEMBER 2015

NYSE:SRC APPENDIX – REPORTING DEFINITIONS AND EXPLANATIONS 37 Adjusted EBITDA represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income (loss) attributable to common stockholders for real estate acquisition costs, impairment losses, gains/losses from the sale of real estate and debt transactions and other items that we do not consider to be indicative of our on-going operating performance. We focus our business plans to enable us to sustain increasing shareholder value. Accordingly, we believe that excluding these items, which are not key drivers of our investment decisions and may cause short-term fluctuations in net income, provides a useful presentational measure to investors and analysts in assessing the net earnings contribution of our real estate portfolio. Because these measures do not represent net income (loss) that is computed in accordance with GAAP, they should not be considered alternatives to net income (loss) or as an indicator of financial performance. Annualized Adjusted EBITDA is calculated by multiplying Adjusted EBITDA of a quarter by four. Our computation of Adjusted EBITDA and Annualized Adjusted EBITDA may differ from the methodology used by other equity REITs to calculate these measures, and, therefore, may not be comparable to such other REITs. A reconciliation of net income (loss) attributable to common stockholders (computed in accordance with GAAP) to EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA is included in the Appendix found at the end of this presentation. Adjusted Debt represents interest bearing debt (reported in accordance with GAAP) adjusted to exclude unamortized debt discount/premium and deferred financing costs, as further reduced by cash and cash equivalents as well as cash reserves on deposit with lenders as additional security. By excluding unamortized debt discount/premium and deferred financing costs, cash and cash equivalents, and cash reserves on deposit with lenders as additional security, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. We believe this calculation constitutes a beneficial presentational non-GAAP financial disclosure to investors in understanding our financial condition. Adjusted Debt to Annualized Adjusted EBITDA is a presentational non-GAAP financial measure we use to evaluate the level of borrowed capital being used to increase the potential return of our real estate investments, and a proxy for a measure we believe is used by many lenders and ratings agencies to evaluate our ability to repay and service our debt obligations over time. We believe this ratio is a beneficial disclosure to investors as a presentational means of evaluating our ability to meet obligations senior to those of our equity holders. Our computation of this ratio may differ from the methodology used by other equity REITs, and, therefore, may not be comparable to such other REITs. A reconciliation of interest bearing debt (reported in accordance with GAAP) to Adjusted Debt is included in the Appendix found at the end of this presentation. Annualized Rents represents the annualized monthly contractual cash rent of a lease at a specified period. Capitalization Rate represents the Annualized Rent on the date of a property disposition divided by the gross sales price. Convertible Notes are those $402.5 million convertible notes of the Company due in 2019 and the $345.0 million convertible notes of the Company due in 2021, together. These liabilities are discussed in greater detail in our financial statements and the notes thereto included in our periodic reports filed with the SEC. CMBS are those notes secured by commercial real estate and rents therefrom under which certain indirect special purpose entity subsidiaries of the Company are the borrower. These liabilities are discussed in greater detail in our financial statements and the notes thereto included in our periodic reports filed with the SEC. www.spiritrealty.com APPENDIX TO INVESTOR PRESENTATION | SEPTEMBER 2015

NYSE:SRC APPENDIX – REPORTING DEFINITIONS AND EXPLANATIONS 38 Enterprise Value represents Total Market Capitalization less cash and cash equivalents as of the date indicated. Equity Market Capitalization is calculated by multiplying the number of shares outstanding by the closing share price of the Company’s common stock as of the date indicated. Fixed Charge Coverage Ratio (FCCR) is the ratio of Annualized Adjusted EBITDA to Annualized Fixed Charges, a ratio derived from non-GAAP measures that we use to evaluate our liquidity and ability to obtain financing. Fixed charges consist of interest expense, reported in accordance with GAAP, less non-cash interest expense. Annualized fixed charges is calculated by multiplying fixed charges for the quarter by four. Gross Investment represents the gross acquisition cost including the contracted purchase price and related capitalized transaction costs. Initial Cash Yield from properties is calculated by dividing the annualized first month contractual cash rent (excluding any future rent escalations provided for in the lease) by the Gross Investment in the related properties. Initial cash yield is a measure (expressed as a percentage) of the contractual cash rent expected to be earned on an acquired property in the first year. Because it excludes any future rent increases or additional rent that may be contractually provided for in the lease, as well as any other income or fees that may be earned from lease modifications or asset dispositions, Initial Cash Yield does not represent the annualized investment rate of return of our acquired properties. Additionally, actual contractual cash rent earned from the properties acquired may differ from the Initial Cash Yield based on other factors, including difficulties collecting anticipated rental revenues and unanticipated expenses at these properties that we cannot pass on to tenants, as well as the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2014. Lease Expiration is the end of the initial term under a lease and does not account for extension periods under the lease. Median Unit Level Rent Coverage reflects the median unit level rent coverage for our Top 10 tenants as of the stated period and also reflects the median unit level rent coverage for our reporting tenants, representing 54% of our rental revenues as of the stated period. Normalized Revenues, Normalized Rental Revenues, and Portfolio Composition Calculations represent Spirit's portfolio composition metrics, which are calculated based upon the assets held on the referenced date. Normalized Revenue percentages are calculated based on total revenue during the referenced quarterly period, adjusted to exclude revenues derived from properties sold during that period. Normalized Rental Revenue percentages are calculated based on total rental revenue during the referenced monthly period, adjusted to exclude rental revenues derived from properties sold during that period. We use these numbers to evaluate the diversity of our asset portfolio and to assist us in assessing and managing credit, asset type, industry and geographic risk. Occupancy is calculated by dividing the number of occupied, owned properties in the portfolio as of the measurement date by the number of total owned properties on said date. Real Estate Investment represents the Gross Investment plus improvements less impairment charges. Revolving Credit Facilities include (a) the $600 million unsecured credit facility which matures on March 31, 2019 (“2015 Credit Facility”), and (b) a $40 million secured revolving line of credit which expires on March 31, 2016 (“Line of Credit”). Tenant Retention is calculated by dividing the cumulative total number of properties that renewed by the cumulative total number of properties that expired from October 1, 2007 until the measurement date. www.spiritrealty.com APPENDIX TO INVESTOR PRESENTATION | SEPTEMBER 2015

NYSE:SRC APPENDIX – REPORTING DEFINITIONS AND EXPLANATIONS 39 Total Debt represents the sum of the principal balances outstanding on interest-bearing debt on the Company’s balance sheet as of the date indicated. Unencumbered Assets represents the assets in our portfolio that are not subject to mortgage indebtedness, which we use to evaluate our potential access to capital and in our management of financial risk. The asset value attributed to these assets is the Real Estate Investment. Unsecured Debt represents components of Total Debt that are not secured by liens, mortgages or deeds of trust on Company assets. Unit Level Rent Coverage is used as an indicator of individual asset profitability, as well as signaling the property’s importance to our tenants’ financial viability. We calculate this ratio by dividing our reporting tenants’ trailing 12-month EBITDAR (earnings before interest, tax, depreciation, amortization and rent) by annual contractual rent. Weighted Average Remaining Lease Term is calculated by dividing the sum product of (a) a stated revenue or sales price component and (b) the lease term for each lease by (c) the sum of the total revenue or sale price components for all leases within the sample. Weighted Average Stated Interest Rate is calculated by dividing the sum product of (a) coupon interest rate of each note and (b) the principal balance outstanding of each note by (c) the sum of the total principal balances outstanding for all notes in the sample. www.spiritrealty.com APPENDIX TO INVESTOR PRESENTATION | SEPTEMBER 2015

APPENDIX – NON-GAAP RECONCILIATIONS

$ in thousands

Notice Regarding Non-GAAP Financial Measures

In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. **Reconciliations** to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in this Appendix if the reconciliation is not presented on the page in which the measure is published.

Enterprise Value

Debt	3Q 12	2Q 15
Revolving credit facilities	$ -	$ 20,000
Convertible notes	-	747,500
Master Trust notes	943,647	1,701,371
CMBS notes	1,020,081	1,622,759
Other unsecured note	1,601	1,232
Total Debt	**$ 1,965,329**	**$ 4,092,862**
Equity		
Shares outstanding	153,339,286	441,512,923
Share Price	$ 8.14	$ 9.67
Equity Market Capitalizati	**$ 1,248,182**	**$ 4,269,430**
Total Market Capitalization	**$ 3,213,511**	**$ 8,362,292**
Less: Cash & Equivalents	(45,401)	(39,674)
Enterprise Value	**$ 3,168,110**	**$ 8,322,618**

Adjusted Debt, Adjusted EBITDA, Annualized Adjusted EBITDA and Leverage

	3Q12	2Q15
Revolving Credit Facilities, net	$ -	$ 20,000
Mortgage and notes payable, net	1,903,170	3,291,679
Convertible Notes, net	-	684,066
Total Debt, net	**1,903,170**	**3,995,745**
Add / (less):		
Preferred stock	-	-
Unamortized debt (premium) discount, net	60,385	54,247
Unamortized deferred financing costs	1,774	42,870
Cash and cash equivalents	(45,401)	(39,674)
Cash reserves w/ lenders as add'l security incl other	(18,322)	(23,716)
Total Adjustments	(1,564)	33,727
Adjusted Debt	**$ 1,901,606**	**$ 4,029,472**
Net income attributable to common stockholders	**$ (49,859)**	**$ 60,891**
Add / (less):		
Interest	42,155	56,167
Depreciation and amortization	27,995	64,671
Income tax expense	74	161
Total Adjustments	70,224	120,999
EBITDA	**20,365**	**181,890**
Add / (less):		
Merger related and IPO costs in EBITDA	40,839	-
IPO stock compensation awards	4,015	-
Finance restructuring costs	-	-
Real estate acquisition costs	33	453
Impairments	1,070	33,775
Gains on sales of real estate assets	(1,021)	(63,278)
Losses (gains) on debt extinguishment	-	(3,377)
Total Adjustments	44,936	(32,427)
Adjusted EBITDA	**65,301**	**149,463**
Annualized Adjusted EBITDA	**$ 261,204**	**$ 597,852**
Leverage (Adjusted Debt / Annualized Adjusted EBITDA)	**7.3x**	**6.7x**
Enterprise Value	**$ 3,168,110**	**$ 8,322,618**
Adjusted Debt / Enterprise Value	**60.0%**	**48.4%**

www.spiritrealty.com APPENDIX TO INVESTOR PRESENTATION | SEPTEMBER 2015 40

NYSE:SRC 41 APPENDIX – NON-GAAP RECONCILIATIONS $ in thousands www.spiritrealty.com APPENDIX TO INVESTOR PRESENTATION | SEPTEMBER 2015 Unencumbered Assets to Unsecured Debt 3Q 12 2Q 15 Unsecured Debt: Credit Facilities -$ 20,000$ Convertible Notes - 747,500 Other Unsecured Note 1,601 1,232 Total Unsecured Debt 1,601$ 768,732$ Unencumbered Assets 2,838,515$ Unencumbered Assets / Unsecured Debt 0.0x 3.7x Fixed Charge Coverage Ratio (FCCR) 3Q12 2Q15 Annualized Adjusted EBITDA 261,204$ 597,852$ Interest Expense 42,155 56,167 Less: Non-cash interest (5,379) (2,590) Fix d charges 36,776 53,577 Annualized Fixed Charges 147,104$ 214,308$ Fixed Charge Coverage Ratio 1.8x 2.8x